UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Kala Pharmaceuticals, Inc.

(Exact Name of Company as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 996-5252

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

As described below, on January 13, 2020, Kala Pharmaceuticals, Inc. (the “Company”) made available an updated corporate presentation, which it plans to use for meetings with investors and analysts at the Annual J.P. Morgan Healthcare Conference in San Francisco, California. Although the Company has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2019, the Company disclosed in its corporate presentation that it expects to report cash and cash equivalents of approximately $85.4 million as of December 31, 2019 and 36,086,254 shares of common stock (“Common Stock”), $0.001 par value per share, outstanding as of December 31, 2019. The estimated cash figure includes net proceeds generated from the sale of shares of Common Stock under the Company’s “at-the-market” offering program during the fourth quarter of 2019. The related excerpt from the corporate presentation is attached as Exhibit 99.1 hereto.

The estimated cash and outstanding share figures are preliminary and unaudited, represent management’s estimate as of the date of this report and are subject to completion of the Company’s financial closing procedures. The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the estimated cash and outstanding share figures.

The information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2020, the Company made available an updated corporate presentation, which it plans to use for meetings with investors and analysts at the Annual J.P. Morgan Healthcare Conference in San Francisco, California.  The presentation is available through the “Investors & Media” section of the Company’s website (http://www.kalarx.com) under “Events and Presentations” and will remain available for review for two weeks after January 13, 2020.  The information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

The information set forth in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Excerpt from corporate presentation dated January 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: January 13, 2020	By:	/s/ Eric L. Trachtenberg
Name: Eric L. Trachtenberg
Title: General Counsel, Chief Compliance Officer & Corporate Secretary